TIDAL TRUST II 485BPOS

Exhibit 99.(h)(vi)(35)

THIRTY-SIXTH AMENDMENT TO THE

TRANSFER AGENT SERVICING AGREEMENT

THIS THIRTY-SIXTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Transfer Agent Servicing Agreement (the “Agreement”) dated as of July 7, 2022, as amended, is entered into by and between TIDAL TRUST II, a Delaware statutory trust (the “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“Fund Services”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to:

Add the following funds:

●	Defiance Daily Target 2X Long ABTC ETF

●	Defiance Daily Target 2X Long ASTS ETF

●	Defiance Daily Target 2X Long BKSY ETF

●	Defiance Daily Target 2X Long COHR ETF

●	Defiance Daily Target 2X Long Discord ETF

●	Defiance Daily Target 2X Long ENVX ETF

●	Defiance Daily Target 2X Long FRSH ETF

●	Defiance Daily Target 2X Long GCT ETF

●	Defiance Daily Target 2X Long GSAT ETF

●	Defiance Daily Target 2X Long JD ETF

●	Defiance Daily Target 2X Long LEU ETF

●	Defiance Daily Target 2X Long LUMN ETF

●	Defiance Daily Target 2X Long MDLN ETF

●	Defiance Daily Target 2X Long OUST ETF

●	Defiance Daily Target 2X Long PINS ETF

●	Defiance Daily Target 2X Long RDW ETF

●	Defiance Daily Target 2X Long ROKU ETF

●	Defiance Daily Target 2X Long RVMD ETF

●	Defiance Daily Target 2X Long SATS ETF

●	Defiance Daily Target 2X Long SNDL ETF

●	Defiance Daily Target 2X Long STX ETF

●	Defiance Daily Target 2X Long TLRY ETF

●	Defiance Daily Target 2X Long VSAT ETF

●	Defiance Daily Target 2X Long WBD ETF

●	Defiance Daily Target 2X Long XOVR ETF

●	Defiance Pure Space Daily 2X Strategy ETF

●	Defiance Space Data Center Leaders ETF

●	Portfolio Building Block 1X Inverse US Growth Daily Target ETF

●	Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF

WHEREAS, Section 13 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Sixth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II	U.S. BANCORP FUND SERVICES, LLC

By:	/s/Eric Falkeis	By:	/s/Gregory Farley

Name:	Eric Falkeis	Name:	Gregory Farley

Title:	Principal Executive Officer	Title:	Sr. Vice President

Date:	03/17/2026	Date:	03/18/2026

Exhibit A to the

Transfer Agent Servicing Agreement

Separate Series of Tidal Trust II

Name of Series:

Blueprint Chesapeake Multi-Asset Trend ETF
Cambria Chesapeake Pure Trend ETF
Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF
Clockwise U.S. Core Equity ETF
CoreValues Alpha Greater China Growth ETF
CoreValues America First Technology ETF
Defiance 2X Daily Long Pure Quantum ETF
Defiance AI & Power Infrastructure ETF
Defiance Daily Target 2X Long AEO ETF
Defiance Daily Target 2X Long ALAB ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long APLD ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long AVAV ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long BLSH ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long Copper ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long DASH ETF
Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Daily Target 2X Long ET ETF
Defiance Daily Target 2X Long FIG ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long B ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long IREN ETF
Defiance Daily Target 2X Long JOBY ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long KTOS ETF

Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long LMND ETF
Defiance Daily Target 2X Long MP ETF
Defiance Daily Target 2X Long MRNA ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NBIS ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long NVTS ETF
Defiance Daily Target 2X Long OKLO ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long OSCR ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long PM ETF
Defiance Daily Target 2X Long PONY ETF
Defiance Daily Target 2X Long QBTS ETF
Defiance Daily Target 2X Long QS ETF
Defiance Daily Target 2X Long RBRK ETF
Defiance Daily Target 2X Long RCAT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long ZETA ETF
Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short LLY ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short QBTS ETF
Defiance Daily Target 2X Short RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Developed Markets Enhanced Options Income ETF

Defiance Emerging Markets Enhanced Options Income ETF
Defiance Enhanced Long Vol ETF
Defiance Enhanced Short Vol ETF
Defiance Gold Enhanced Options Income ETF
Defiance Hot Sauce Daily 3X Strategy ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Leveraged Long + Income AAPL ETF
Defiance Leveraged Long + Income AMD ETF
Defiance Leveraged Long + Income AMZN ETF
Defiance Leveraged Long + Income BRK.B ETF
Defiance Leveraged Long + Income COIN ETF
Defiance Leveraged Long + Income GOOG ETF
Defiance Leveraged Long + Income HIMS ETF
Defiance Leveraged Long + Income HOOD ETF
Defiance Leveraged Long + Income META ETF
Defiance Leveraged Long + Income MSTR ETF
Defiance Leveraged Long + Income NFLX ETF
Defiance Leveraged Long + Income NVDA ETF
Defiance Leveraged Long + Income PLTR ETF
Defiance Leveraged Long + Income SMCI ETF
Defiance Leveraged Long + Income TSLA ETF
Defiance Leveraged Long + Income Bitcoin ETF
Defiance Leveraged Long + Income Ethereum ETF
Defiance Leveraged Long + Income Magnificent Seven ETF
Defiance Leveraged Long + Income Nasdaq 100 ETF
Defiance Leveraged Long + Income S&P 500 ETF
Defiance Leveraged Long + Income CRCL ETF
Defiance Leveraged Long + Income CRWV ETF
Defiance Leveraged Long + Income GLXY ETF
Defiance Leveraged Long MSTR ETF
Defiance MAGA Seven ETF
Defiance Nasdaq 100 Double Short Hedged ETF
Defiance Nasdaq 100 Weekly Distribution ETF
Defiance Nasdaq 100 Income Target ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance R2000 Weekly Distribution ETF
Defiance R2000 Income Target ETF
Defiance Russell 2000 LightningSpread™ Income ETF

Defiance U.S. Dividend Equity Paid Weekly ETF

Defiance S&P Weekly Distribution ETF
Defiance S&P 500 Income Target ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Treasury Alternative Yield ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Trillion Dollar Club Index ETF
Defiance Vol Carry Hedged ETF
DGA Absolute Return ETF
Even Herd Long Short ETF
Grizzle Growth ETF
Hilton Small-MidCap Opportunity ETF
Hilton Capital BDC Bond Index ETF
iREIT® - MarketVector Quality REIT Index ETF
LevMax™ AMZN [Monthly 3x1] ETF
LevMax™ Bitcoin [Monthly 3x1] ETF
LevMax™ BRK-B [Monthly 3x1] ETF
LevMax™ COIN [Monthly 3x1] ETF
LevMax™ HOOD [Monthly 3x1] ETF
LevMax™ MSFT [Monthly 3x1] ETF
LevMax™ MSTR [Monthly 3x1] ETF
LevMax™ NVDA [Monthly 3x1] ETF
LevMax™ PLTR [Monthly 3x1] ETF
LevMax™ RDDT [Monthly 3x1] ETF
LevMax™ SMCI [Monthly 3x1] ETF
LevMax™ TSLA [Monthly 3x1] ETF
Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF
Nicholas Crypto Income ETF
Peerless Option Income Wheel ETF
Pinnacle Focused Opportunities ETF
Quantify Absolute Income ETF
STKd 100% Bitcoin & 100% Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF

STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF
Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Merger Arbitrage ETF
Return Stacked® U.S. Stocks & Gold/Bitcoin ETF
Roundhill Generative AI & Technology ETF
Tactical Advantage ETF
YieldMax™ AAPL Option Income Strategy ETF
YieldMax™ Short AAPL Option Income Strategy ETF
YieldMax™ ABNB Option Income Strategy ETF
YieldMax™ ADBE Option Income Strategy ETF
YieldMax™ AI Option Income Strategy ETF
YieldMax™ AMD Option Income Strategy ETF
YieldMax™ AMZN Option Income Strategy ETF
YieldMax™ BA Option Income Strategy ETF
YieldMax™ BIIB Option Income Strategy ETF
YieldMax™ Bitcoin Option Income Strategy ETF
YieldMax™ BRK.B Option Income Strategy ETF
YieldMax™ COIN Option Income Strategy ETF
YieldMax™ Short COIN Option Income Strategy ETF
YieldMax™ DIS Option Income Strategy ETF
YieldMax™ Gold Miners Option Income Strategy ETF
YieldMax™ GOOGL Option Income Strategy ETF
YieldMax™ Innovation Option Income Strategy ETF
YieldMax™ Short Innovation Option Income Strategy ETF
YieldMax™ INTC Option Income Strategy ETF
YieldMax™ JPM Option Income Strategy ETF
YieldMax™ KWEB Option Income Strategy ETF
YieldMax™ META Option Income Strategy ETF
YieldMax™ MRNA Option Income Strategy ETF
YieldMax™ MSFT Option Income Strategy ETF
YieldMax™ Short N100 Option Income Strategy ETF
YieldMax™ NFLX Option Income Strategy ETF
YieldMax™ NKE Option Income Strategy ETF
YieldMax™ NVDA Option Income Strategy ETF
YieldMax™ Short NVDA Option Income Strategy ETF
YieldMax™ ORCL Option Income Strategy ETF

YieldMax™ PYPL Option Income Strategy ETF
YieldMax™ ROKU Option Income Strategy ETF
YieldMax™ SNOW Option Income Strategy ETF
YieldMax™ XYZ Option Income Strategy ETF
YieldMax™ TGT Option Income Strategy ETF
YieldMax™ TLT Option Income Strategy ETF
YieldMax™ TSLA Option Income Strategy ETF
YieldMax™ Short TSLA Option Income Strategy ETF
YieldMax™ XBI Option Income Strategy ETF
YieldMax™ XOM Option Income Strategy ETF
YieldMax™ ZM Option Income Strategy ETF
YieldMax™ MSTR Option Income Strategy ETF
YieldMax™ Ultra Option Income Strategy ETF
YieldMax™ Magnificent 7 Fund of Option Income ETFs
YieldMax™ Universe Fund of Option Income ETFs
YieldMax™ BABA Option Income Strategy ETF
YieldMax™ CVNA Option Income Strategy ETF
YieldMax™ DKNG Option Income Strategy ETF
YieldMax™ HOOD Option Income Strategy ETF
YieldMax™ JD Option Income Strategy ETF
YieldMax™ MARA Option Income Strategy ETF
YieldMax™ PDD Option Income Strategy ETF
YieldMax™ PLTR Option Income Strategy ETF
YieldMax™ RBLX Option Income Strategy ETF
YieldMax™ SHOP Option Income Strategy ETF
YieldMax™ SMCI Option Income Strategy ETF
YieldMax™ TSM Option Income Strategy ETF
YieldMax™ Ether Option Income Strategy ETF
YieldMax™ Target 12™ Semiconductor Option Income ETF
YieldMax™ Target 12™ Biotech & Pharma Option Income ETF
YieldMax™ Target 12™ Energy Option Income ETF
YieldMax™ Target 12™ Real Estate Option Income ETF
YieldMax™ Target 12™ Tech & Innovation Option Income ETF
YieldMax™ Target 12™ Big 50 Option Income ETF
YieldMax® Bitcoin Performance and Distribution Target 25™ ETF
YieldMax™ Dorsey Wright Hybrid 5 Income ETF
YieldMax™ Dorsey Wright Featured Income ETF
YieldMax™ AI & Tech Portfolio Option Income ETF
YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF
YieldMax™ China Portfolio Option Income ETF
YieldMax™ Semiconductor Portfolio Option Income ETF

YieldMax™ Biotech & Pharma Portfolio Option Income ETF
YieldMax™ Ultra Short Option Income Strategy ETF
YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax™ R2000 0DTE Covered Call Strategy ETF
YieldMax™ S&P 500 0DTE Covered Call Strategy ETF
YieldMax™ MSTR Short Option Income Strategy ETF
YieldMax™ AMD Short Option Income Strategy ETF
YieldMax™ AMZN Short Option Income Strategy ETF
YieldMax™ MARA Short Option Income Strategy ETF
YieldMax™ Bitcoin Short Option Income Strategy ETF
YieldMax™ META Short Option Income Strategy ETF
YieldMax™ SMCI Short Option Income Strategy ETF
YieldMax® AI Performance & Distribution Target 25™ ETF
YieldMax® AMD Performance & Distribution Target 25™ ETF
YieldMax® AMZN Performance & Distribution Target 25™ ETF
YieldMax® COIN Performance & Distribution Target 25™ ETF
YieldMax® MARA Performance & Distribution Target 25™ ETF
YieldMax® MSTR Performance & Distribution Target 25™ ETF
YieldMax® NVDA Performance & Distribution Target 25™ ETF
YieldMax® PLTR Performance & Distribution Target 25™ ETF
YieldMax® SMCI Performance & Distribution Target 25™ ETF
YieldMax® TSLA Performance & Distribution Target 25™ ETF
YieldMax® AFRM Option Income Strategy ETF
YieldMax® APP Option Income Strategy ETF
YieldMax® ARM Option Income Strategy ETF
YieldMax® AVGO Option Income Strategy ETF
YieldMax® CRWD Option Income Strategy ETF
YieldMax® GME Option Income Strategy ETF
YieldMax® HIMS Option Income Strategy ETF
YieldMax® IONQ Option Income Strategy ETF
YieldMax® LLY Option Income Strategy ETF
YieldMax® RDDT Option Income Strategy ETF
YieldMax® SPOT Option Income Strategy ETF
YieldMax® UBER Option Income Strategy ETF
YieldMax® GLXY Option Income Strategy ETF
YieldMax® CRWV Option Income Strategy ETF
YieldMax® CRCL Option Income Strategy ETF
YieldMax® U.S. Stocks Target Double Distribution ETF
Defiance Daily Target 2X Long AA ETF
Defiance Daily Target 2X Long BMNR ETF
Defiance Daily Target 2X Long CAE ETF

Defiance Daily Target 2X Long CAVA ETF
Defiance Daily Target 2X Long CHWY ETF
Defiance Daily Target 2X Long CSCO ETF
Defiance Daily Target 2X Long EBAY ETF
Defiance Daily Target 2X Long ELF ETF
Defiance Daily Target 2X Long ERIC ETF
Defiance Daily Target 2X Long ESLT ETF
Defiance Daily Target 2X Long EXEL ETF
Defiance Daily Target 2X Long IBKR ETF
Defiance Daily Target 2X Long KLAC ETF
Defiance Daily Target 2X Long MPWR ETF
Defiance Daily Target 2X Long PFE ETF
Defiance Daily Target 2X Long SE ETF
Defiance Daily Target 2X Long UPS ETF
Defiance Daily Target 2X Long WYNN ETF
Defiance Daily Target 2X Short AMD ETF
Defiance Daily Target 2X Short APP ETF
Defiance Daily Target 2X Short ASTS ETF
Defiance Daily Target 2X Short AVGO ETF
Defiance Daily Target 2X Short BBAI ETF
Defiance Daily Target 2X Short BMNR ETF
Defiance Daily Target 2X Short CRCL ETF
Defiance Daily Target 2X Short HIMS ETF
Defiance Daily Target 2X Short HOOD ETF
Defiance Daily Target 2X Short INTC ETF
Defiance Daily Target 2X Short MRVL ETF
Defiance Daily Target 2X Short MU ETF
Defiance Daily Target 2X Short NVO ETF
Defiance Daily Target 2X Short OKLO ETF
Defiance Daily Target 2X Short OSCR ETF
Defiance Daily Target 2X Short SBET ETF
Defiance Daily Target 2X Short TSM ETF
Defiance Daily Target 2X Short UNH ETF
Defiance Leveraged Long + Income BMNR ETF
Defiance Leveraged Long + Income SOFI ETF
Defiance Leveraged Long + Income SOL ETF
Defiance Leveraged Long + Income XRP ETF
Defiance Leveraged Long BEAM ETF
Defiance Leveraged Long DOCN ETF
Defiance Leveraged Long EOSE ETF
Defiance Leveraged Long HTZ ETF

Defiance Leveraged Long NEGG ETF
Defiance Leveraged Long NMAX ETF
Defiance Leveraged Long OPEN ETF
Defiance Leveraged Long RUM ETF
Defiance Leveraged Long SBET ETF

Defiance QTUM Options Income ETF

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily Alt Season Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

YieldMax® Hundred Club ETF

IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF

IncomeSTKd 1x US Stocks & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF

IncomeSTKd 1x Treasury & 1x Gold Premium ETF

IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF

IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF

IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF

IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF

Defiance Daily Target 2X Long BITF ETF

Defiance Daily Target 2X Long CLS ETF

Defiance Daily Target 2X Long JMIA ETF

Defiance Daily Target 2X Long LUNR ETF

Defiance Daily Target 2X Short BE ETF

Defiance Daily Target 2X Short BITF ETF

Defiance Daily Target 2X Short CLSK ETF

Defiance Daily Target 2X Short CRWV ETF

Defiance Daily Target 2X Short IREN ETF

Defiance Daily Target 2X Short JOBY ETF

Defiance Daily Target 2X Short APLD ETF

Defiance Daily Target 2X Short ARM ETF

Defiance Daily Target 2X Short NBIS ETF

Defiance Daily Target 2X Short NVTS ETF

Defiance Daily Target 2X Short OPEN ETF

Defiance Daily Target 2X Short ORCL ETF

Defiance Daily Target 2X Short UPST ETF

Defiance Daily Target 2X Short SNOW ETF

Defiance Daily Target 2X Short SMR ETF

Defiance Daily Target 2X Long PL ETF

Defiance Daily Target 2X Long PGY ETF

Defiance Daily Target 2X Long HPQ ETF

Defiance Daily Target 2X Long RKT ETF

Defiance Daily Target 2X Long ONDS ETF

Defiance Daily Target 2X Long NOK ETF

Defiance Daily Target 2X Long JBLU ETF

Defiance Daily Target 2X Long ETHM ETF

Defiance Daily Target 2X Long BTQ ETF

Defiance Daily Target 2X Long BIIB ETF

Defiance Daily Target 2X Long BE ETF

Defiance Daily Target 2X Long OXY ETF

Defiance Daily Target 2X Long RMBS ETF

Defiance Daily Target 2X Long VRTX ETF

Defiance Daily Target 2X Long WING ETF

Defiance Daily Target 2X Long ZIM ETF

Defiance Long Pure Quantum ETF

Defiance Daily Target 2X Long WLTH ETF

Chesapeake Trend-Following Fixed Income ETF

Defiance 2X Daily Long Pure Drone and Aerial Automation ETF

Defiance 2X Daily Short Pure Quantum Computing Index ETF

Defiance Daily Target 2X Long AMKR ET

Defiance Daily Target 2X Long CCJ ETF

Defiance Daily Target 2X Long CLF ETF

Defiance Daily Target 2X Long COMM ETF

Defiance Daily Target 2X Long DNN ETF

Defiance Daily Target 2X Long HL ETF

Defiance Daily Target 2X Long NDAQ ETF

Defiance Daily Target 2X Long PAAS ETF

Defiance Daily Target 2X Long PATH ETF

Defiance Daily Target 2X Long PLUG ETF

Defiance Daily Target 2X Long POET ETF

Defiance Daily Target 2X Short RKT ETF

Defiance Daily Target 2X Long UUUU ETF

Defiance AAPL LightningSpread Income ETF

Defiance AdvMicrDev LightningSpread Income ETF

Defiance Blkstne LightningSpread Income ETF

Defiance COIN LightningSpread Income ETF

Defiance CRCL LightningSpread Income ETF

Defiance FcBk LightningSpread Income ETF

Defiance MSTR LightningSpread Income ETF

Defiance NVDA LightningSpread Income ETF

Defiance ORCL LightningSpread Income ETF

Defiance PLTR LightningSpread Income ETF

Defiance TSLA LightningSpread Income ETF

Nicholas Bitcoin and Treasuries AfterDark ETF

Nicholas Bitcoin Tail ETF

Nicholas Defense and Rare Earth Income

Nicholas Gold Income ETF

Nicholas Nuclear Income ETF

Nicholas Silver Income ETF

YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF

YieldMax® RoboTech & Automation Portfolio Option Income ETF

YieldMax® Strategic Metals & Mining Portfolio Option Income ETF

YieldMax® Top Ten ETFs

YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF

Defiance Bitcoin LightningSpread™ Income ETF

Defiance Ethereum LightningSpread™ Income ETF

Defiance Gold LightningSpread™ Income ETF

Defiance Gold Miners LightningSpread™ Income ETF

Defiance Silver LightningSpread™ Income ETF

Defiance Solana LightningSpread™ Income ETF

Defiance XRP LightningSpread™ Income ETF

Defiance Daily Target 2x Long AMTM ETF

Defiance Daily Target 2X Long ABTC ETF

Defiance Daily Target 2X Long ASTS ETF

Defiance Daily Target 2X Long BKSY ETF

Defiance Daily Target 2X Long COHR ETF

Defiance Daily Target 2X Long Discord ETF

Defiance Daily Target 2X Long ENVX ETF

Defiance Daily Target 2X Long FRSH ETF

Defiance Daily Target 2X Long GCT ETF

Defiance Daily Target 2X Long GSAT ETF

Defiance Daily Target 2X Long JD ETF

Defiance Daily Target 2X Long LEU ETF

Defiance Daily Target 2X Long LUMN ETF

Defiance Daily Target 2X Long MDLN ETF

Defiance Daily Target 2X Long OUST ETF

Defiance Daily Target 2X Long PINS ETF

Defiance Daily Target 2X Long RDW ETF

Defiance Daily Target 2X Long ROKU ETF

Defiance Daily Target 2X Long RVMD ETF

Defiance Daily Target 2X Long SATS ETF

Defiance Daily Target 2X Long SNDL ETF

Defiance Daily Target 2X Long STX ETF

Defiance Daily Target 2X Long TLRY ETF

Defiance Daily Target 2X Long VSAT ETF

Defiance Daily Target 2X Long WBD ETF

Defiance Daily Target 2X Long XOVR ETF

Defiance Pure Space Daily 2X Strategy ETF

Defiance Space Data Center Leaders ETF

Portfolio Building Block 1X Inverse US Growth Daily Target ETF

Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF